CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In  connection  with the Quarterly  Report of China Digital  Communication
Group on Form 10-QSB for the nine-month period ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Yao Miao, Chief Financial Officer of China Digital Communication Group, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



November 1, 2004                    /s/ Yao Miao
                                    ------------------------------------
                                    Yao Miao
                                    Chief Financial Officer


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